EXHIBIT 32.2

                   CERTIFICATE OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of The RiceX Company. (the "Company"), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         /s/ TODD C. CROW
--------------------------------------
         Todd C. Crow
         Chief Financial Officer

May 17, 2004

































                                 Exhibit 32.2-1